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                                                                   Exhibit 10.24


                           SIGNATURE BRANDS USA, INC.
                    CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


         THIS AGREEMENT is entered into as of the 11th day of August, 1997, by and between Signature Brands USA, Inc., a Delaware corporation (the "Company"), and Meeta Vyas (the "Optionee").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company has appointed a Compensation Committee (the "Committee") to serve as the Committee to administer the Signature Brands USA, Inc. Chief Executive Officer Stock Option Plan (the "Plan"); and

         WHEREAS, the Committee has determined that the Optionee has been retained as the Chief Executive Officer of the Company with primary responsibility for the success and future growth of the Company; and

         WHEREAS, the Committee has determined that, subject to and in consideration of the Optionee's agreement to be bound by the provisions of this Agreement (including without limitation the provisions of Section 8 hereof), the Optionee should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") set forth hereinbelow.

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         SECTION 1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

         (a) "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or a combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question.

         (b) "Agreement" shall mean this instrument.

         (c) "Board of Directors" shall mean the Board of Directors of the Company.

         (d) "Cause" shall mean the occurrence of any of the following, which occurrence will justify termination of the Optionee's employment by the Company for "Cause":

                  (i) the Optionee has been convicted of, or pleads nolo contendere with respect to, any felony, or of any lesser crime or offense having as its predicate

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                           element fraud, dishonesty or misappropriation of the
                           property of the Company;

                  (ii) the habitual drug addiction or intoxication of the Optionee which negatively impacts her job performance;

                  (iii) the willful failure or refusal of the Optionee to perform her duties as set forth herein or the willful failure or refusal to follow the direction of the Board; provided such failure or refusal continues after 10 days of the receipt of notice in writing from the Board of such failure or refusal; or

                  (iv) the Optionee breaches any of the terms of this Agreement or any other agreement between the Optionee and the Company which breach is not cured within 10 days subsequent to notice from the Company to the Optionee of such breach.

         (e) "Change of Control" shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) the sale, in a single transaction or series of related transactions, of all of the shares of Common Stock owned by the Lee Group on August 11, 1997 (including any shares issued as a dividend on or otherwise in respect of such stock), (iii) the consummation of a merger, consolidation or similar transaction involving the Company in which the holders of the Company's capital stock immediately prior to the transaction do not retain at least a majority of the voting power of the corporation surviving the merger or its parent corporation, (iv) the percentage of the Company's outstanding Common Stock owned by the Lee Group at any time becomes less than 50% of the percentage of the Company's outstanding Common Stock owned by the Lee Group as of August 11, 1997, or (v) the complete liquidation or dissolution of the Company.

         (f) "Code" shall mean the Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

         (g) "Committee" shall mean the Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies the "non-employee director" standard set forth in Rule 16b-3.

         (h) "Common Stock" shall mean shares of Common Stock, $.01 par value, of Signature Brands USA, Inc., including authorized an unissued shares and treasury shares.

         (i) "Company" shall mean Signature Brands USA, Inc., a Delaware corporation, and its directors and indirect subsidiaries.

         (j) "Director" shall mean a director of Signature Brands USA, Inc.

         (k) "Effective Date" shall mean the date as of which this Agreement is executed.


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         (l) "Employee" shall mean any person who is an employee of either the
Company or any Subsidiary.

         (m) "Employment Agreement" shall mean that certain employment agreement between the Optionee and the Company, dated August 11, 1997, as the same may be amended from time to time.

         (n) "Lee Group" shall mean the Thomas H. Lee Company and its affiliates.

         (o) "Incentive Stock Option" shall mean any Option which qualifies as an Incentive Stock Option under terms of Section 422 of the Code.

         (p) "Option" shall mean the right and option of the Optionee to purchase Common Stock pursuant to the terms of this Agreement.

         (q) "Option Price" shall mean the price at which Common Stock may be acquired upon the exercise of any Option.

         (r) "Optionee" shall mean the person to whom an Option has been granted pursuant to this Agreement.

         (s) "Personal Representative" shall mean, following the Optionee's death, the person who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

         (t) "Plan" shall mean the Signature Brands USA, Inc. Chief Executive Officer Stock Option Plan, as adopted and as it may later be amended.

         (u) "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

         (v) "Third Party" shall mean any person, group or entity other than the Lee Group.

         SECTION 2. GRANT OF OPTION. Effective as of the date of this Agreement, and subject to all of the terms and provisions of this Agreement, the Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any lesser number (but not a fractional share) of an aggregate of five hundred thousand (500,000) shares of Common Stock at an Option Price per share equal to $3.50 (the closing price for the Company's Common Stock as reported in The Wall Street Journal under the heading "NASDAQ National Market" for the effective date of this Agreement). All of such shares of Common Stock are subject to a nonqualified stock option, and none of such shares of Common Stock are subject to an Incentive Stock Option.

         SECTION 3. TERM OF OPTION. Except as otherwise provided herein, the term of the Option shall be for a period of ten (10) years from the date hereof, and the Option shall expire at the close of regular business hours at the Company's principal office (presently at 7005 Cochran Road,



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Glenwillow, Ohio 44139) on the last day of the term of the Option (August 10,
2007) or, if earlier, on the applicable expiration date provided for in Section 5, 6 and 7 hereof.

         SECTION 4. EXERCISABILITY. The Optionee shall be entitled to exercise the Option with respect to the number of shares of Common Stock indicated below on or after the dates indicated opposite such number below:

           Cumulative Number of Shares
                  of Common Stock                       Date Beginning
                As To Which Option                      On Which Option
                 May Be Exercised                      May Be Exercised
                 ----------------                      ----------------

                      250,000                         September 30, 1998
                      500,000                         September 30, 1999

To the extent that the Option has become exercisable with respect to a number of shares of Common Stock, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any part of such whole shares of Common Stock at any time or from time to time prior to the expiration of the Option pursuant to Section 3 hereof without regard to the provisions of Sections 5, 6 or 7 hereof. Notwithstanding the foregoing provisions of this Section 3, if there is a Change of Control in accordance with Section 4(e) of the Employment Agreement, all Options shall vest immediately, even if the Optionee continues employment with the new entity until the end of the employment contract period. Also, if the Optionee shall terminate her employment with the Company upon a Change of Control in accordance with Section 4(e) of the Employment Agreement, the Option shall remain fully exercisable upon such termination of employment.

         SECTION 5. TERMINATION OF OPTIONEE'S EMPLOYMENT. If the Optionee ceases to be an Employee for any reason other than by virtue of the Optionee's death or Cause, the Option shall remain in full force and effect and may be exercised by the Optionee (but only to the extent the Option is, at the time of the cessation of the Optionee's employment, then exercisable under Section 4 hereof); provided, however, that the Option shall terminate upon the last day of the term of the Option.

         SECTION 6. OPTIONEE'S DEATH. If, while the Optionee is an Employee, the Optionee dies, the Option shall continue in full force and effect and may be exercised by the Optionee's Personal Representative; provided, however, that the Option shall terminate upon the last day of the term of the Option.

         SECTION 7. TERMINATION OF OPTIONEE'S EMPLOYMENT FOR CAUSE; BREACH OF EMPLOYMENT AGREEMENT. If the Optionee's employment (i) is terminated for Cause, or (ii) if she breaches the Employment Agreement at any time, all unvested Options shall immediately terminate effective on the date of termination of the Optionee's employment, or the date she breaches the Non-Competition Agreement if such breach is within the duration of the non-competition period. Vested Option shall terminate upon the last day of the term of the Option.


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         SECTION 8. NON-COMPETITION. Without limiting the generality of
Optionee's duty to comply with the terms of the Employment Agreement, the Optionee shall comply with the Agreement not to Compete set forth in Section 6 of the Employment Agreement.

         SECTION 9.        ADJUSTMENTS.

                  (a) If the Company shall at any time change the number of shares of issued Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to such change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon purchase of all shares not theretofore purchased shall not be changed.

                  (b) In the case of a Change of Control of the Company, the Company shall have the right, with the explicit written consent of the Optionee, to either (i) accelerate the exercisability of any unvested Stock Options subject to this Agreement notwithstanding any limitations set forth in this Agreement or in the Plan, or (ii) cause the Optionee to have the right thereafter and during the term of the Stock Option, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of shares of Common Stock which might have been obtained upon exercise of all or any portion thereof; or (iii) take such other action appropriate to preserve the value of the Award to the Optionee with the agreement of the Optionee.

         SECTION 10. EXERCISE OF OPTION. The Option may be exercised by delivering to the Secretary of the Company at its principal office (presently at 7005 Cochran Road, Glenwillow, Ohio 44139) a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of shares of Common Stock with respect to which the Option is being exercised. Such Notice shall be accompanied by payment in full for the Common Stock. Such payment shall be made by certified or cashier's check payable to the order of the Company and/or certificates of Common Stock equal in value (based upon their Fair Market Value (as defined in the Plan) on the date of surrender) to such purchase price; provided, however, that payment of the exercise price by delivery of Common Stock of the Company then owned by the Optionee may only be made if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Company.

         SECTION 11. ISSUANCE OF SHARE CERTIFICATES. Subject to the last sentence of this Section 11, upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option to exercise the Option accompanied by full payment for the Common Stock being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 12 hereof by someone other than the Optionee, accompanied in addition by proof satisfactory to the Committee of the right of such person to exercise the Option), the Company shall cause to be made or otherwise delivered to the Optionee, within thirty (30) days of such receipt, a certificate for the number of shares of Common Stock so purchased. The Optionee shall not have any of the rights of a shareholder with respect to the shares of Common Stock which are subject to the Option unless and until a certificate representing such Common Stock is issued to the Optionee.


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The Company shall not be required to issue any certificates for Common Stock upon the exercise of the Option prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and/or (ii) the admission of such Common Stock to listing on any national securities exchange or the inclusion of such Common Stock on any interdealer quotation system on which the Common Stock may be listed or included, as the case may be, and/or (iii) completion of any registration or other qualification of the Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Stock is not necessary or advisable.

         SECTION 12. SUCCESSORS IN INTEREST AND NONASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and the heirs, estate, and Personal Representative of the Optionee or a transferee of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, or by a written transfer document filed with the Company and transferring the Option or portion thereof to one or more members of the Optionee's immediate family. The Option may be exercised during the lifetime of the Optionee only by the Optionee, or such transferee to the extent of the transfer. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

         SECTION 13. PROVISIONS OF AGREEMENT CONTROL. To the extent possible, this Agreement shall be interpreted in a manner consistent with the terms, conditions, and provisions of the Plan and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. A copy of the Plan is attached hereto as Exhibit "A" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, this Agreement shall control, and the Plan shall be deemed to be modified accordingly.

         SECTION 14. NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under this Agreement and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

         SECTION 15. WITHHOLDING. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement.

         SECTION 16. TENURE. The Optionee's right to continue to serve the Company as an officer, director, employee or otherwise shall not be enlarged or otherwise affected by the award of these Options.



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         SECTION 17. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

         SECTION 18. NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

         SECTION 19. GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

         SECTION 20. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants that any Common Stock which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Common Stock which are subject to the Option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company evidence satisfactory to the Company to the effect that the offer or sale of the Common Stock which were acquired upon exercise of the Option may lawfully be made without registration under the Federal Securities Act of 1933, as amended.

         SECTION 21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                             SIGNATURE BRANDS USA, INC.
                                                    ("Company")


                                             By: /s/ Thomas R. Shepherd
                                                --------------------------------
                                                 Thomas R. Shepherd
                                                 Chairman of the Board



                                             MEETA VYAS
                                                 ("Optionee")

                                              /s/ Meeta Vyas
                                             -----------------------------------
                                             Meeta Vyas



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